SUPPLEMENT Dated January 31, 2008
To The Prospectuses Dated April 30, 2007

ING Marathon Plus
ING Marathon Plus (IICA)

For Variable Annuity Contracts
Issued by ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B or I

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at
1-800-366-0066.

Please note the following investment portfolio changes, which are underlined in the following excerpt of
“Appendix III – Description of Underlying Funds” (with the list of available investment portfolios toward the front of the prospectus changed accordingly).

Fund Name and
Investment Adviser/Subadviser	Investment Objective

ING Investors Trust
7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258

ING Van Kampen Large Cap Growth Portfolio	Seeks growth of capital over the long term. The Portfolio’s
(formerly, ING FMRSM Large Cap Growth Portfolio)	investment objective is not fundamental and may be changed
(Class S)	without a shareholder vote.

Investment Adviser: Directed Services, Inc.
Investment Subadviser: Van Kampen (formerly, Fidelity
Management & Research Co.)

147708-Marathon Plus – Marathon Plus (IICA)	1-31-2008